UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2016

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On September 1, 2016, Kinder Morgan, Inc. (the “Corporation”) and The Southern Company (“Southern Company”) issued a joint press release announcing the closing of their previously announced strategic joint venture formed by the Corporation’s sale to a subsidiary of Southern Company of a 50% equity interest in Southern Natural Gas Company, L.L.C. The foregoing press release is furnished as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Joint press release of Kinder Morgan, Inc. and Southern Company issued September 1, 2016

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: September 1, 2016	By:	/s/ Kimberly A. Dang
Kimberly A. Dang Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint press release of Kinder Morgan, Inc. and Southern Company issued September 1, 2016

4